UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — June 3, 2021
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TRANE TECHNOLOGIES PLC
(Exact name of registrant as specified in its charter)
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Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
170/175 Lakeview Drive
Airside Business Park
Swords Co. Dublin
Ireland
(Address of principal executive offices, including zip code)
+(353)(0)18707400
(Registrant’s phone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $1.00 per Share	TT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the 2021 Annual General Meeting, the Company’s shareholders:
(1)elected all twelve of the Company’s nominees for director;
(2)provided advisory approval of the compensation of the Company’s named executive officers;
(3)approved the appointment of PriceWaterhouseCoopers to serve as the Company’s independent auditors for the fiscal year ending December 31, 2021 and authorized the Audit Committee to set the auditors’ remuneration;
(4)approved the renewal of the Directors’ existing authority to issue shares;
(5)approved the renewal of the Directors’ existing authority to issue shares for cash without first offering shares to existing shareholders; and
(6)approved the determination of the price range at which the Company can reissue shares that it holds as treasury shares.

Proposals 1(a)-(l). Election of twelve (12) directors to hold office until the Company’s next Annual General Meeting of Shareholders:

Nominees		For	Against	Abstain	Broker Non-Vote
(a)	Kirk E. Arnold	187,839,886	5,090,582	772,579	14,619,358
(b)	Ann C. Berzin	182,826,636	10,305,521	570,890	14,619,358
(c)	John Bruton	185,933,525	7,105,893	663,629	14,619,358
(d)	Jared L. Cohon	182,454,183	10,665,658	583,206	14,619,358
(e)	Gary D. Forsee	179,670,201	13,453,305	579,541	14,619,358
(f)	Linda P. Hudson	188,898,661	4,259,444	544,942	14,619,358
(g)	Michael W. Lamach	174,152,742	17,176,771	2,373,534	14,619,358
(h)	Myles P. Lee	190,144,035	2,986,003	573,009	14,619,358
(i)	April Miller Boise	191,877,671	1,273,348	552,028	14,619,358
(j)	Karen B. Peetz	191,555,204	1,552,119	595,724	14,619,358
(k)	John P. Surma	180,646,961	12,490,107	565,979	14,619,358
(l)	Tony L. White	176,347,596	16,785,452	569,999	14,619,358
Proposal 2. Advisory approval of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non Vote
170,685,050	21,610,025	1,407,972	14,619,358
Proposal 3. Approval of the Appointment of Independent Auditors:

For	Against	Abstain	Broker Non Vote
190,966,556	16,815,124	540,725	-
Proposal 4. Approval of the Directors’ Existing Authority to Issue Shares:

For	Against	Abstain	Broker Non Vote
201,182,138	6,553,676	586,591	-
Proposal 5. Approval of the Directors’ Authority to Issue Shares for Cash:

For	Against	Abstain	Broker Non Vote
203,408,233	4,205,004	709,168	-
Proposal 6. Approved the determination of the price range at which the Company can reissue shares that it holds as treasury shares:

For	Against	Abstain	Broker Non Vote
204,094,862	2,962,305	1,265,238	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANE TECHNOLOGIES PLC (Registrant)

Date:	June 3, 2021	/s/ Evan M. Turtz
Evan M. Turtz, Senior Vice President, General Counsel and Secretary